UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 28, 2025, the Company provided a business update regarding its ongoing Phase 3 studies, as described under Item 8.01 of this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Updates on Our Phase 3 Studies

Enrollment in our global Phase 3 HAELO study of NTLA-2002 for hereditary angioedema is on track. We expect to complete enrollment in the third quarter of 2025 and submit a biologics license application (“BLA”) in the second half of 2026 to support plans for a potential U.S. commercial launch in 2027.

Enrollment in our global Phase 3 MAGNITUDE-2 study of nex-z for ATTRv-PN is also progressing well. The MAGNITUDE-2 study is designed to measure clinical outcomes and evaluate how a single dose of nex-z can lead to reduction in serum TTR. We expect to complete MAGNITUDE-2 to support a potential BLA submission by 2028 and potential U.S. commercial launch in 2029.

In addition, enrollment in our global Phase 3 MAGNITUDE study of nex-z for ATTR-CM is progressing according to our expectations. Currently, we have enrolled approximately 365 patients in the MAGNITUDE study, out of an expected total enrollment of approximately 765 patients, and anticipate enrollment completion by early 2027. Over two hundred patients have been dosed with nex-z in the MAGNITUDE study. To date, reported adverse events have been similar in nature to the reported adverse events in the Phase 1 study of nex-z for ATTR amyloidosis, and have included infusion-related reactions and asymptomatic liver transaminase elevations. There has been a single, recent, asymptomatic patient with grade 4 liver transaminase elevations based on laboratory tests, which appear to be resolving without hospitalization or medical intervention and have fallen to grade 3 ALT and grade 2 AST elevations. We continue to monitor these events as the MAGNITUDE study progresses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: May 28, 2025	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President